UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 11, 2007
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                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                      000-50593                 95-4745032
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


2841 Dow Avenue, Tustin, California                             92780
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (714) 544-6665
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

         On June 11, 2007, Cherokee International Corporation (the "Company") issued a press release regarding its financial results for its fiscal first quarter ended April 1, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

         The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01       Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release issued by the Company dated June 11, 2007.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHEROKEE INTERNATIONAL CORPORATION


Date: June 11, 2007                     By: /s/ Linster W. Fox
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                                            Name: Linster (Lin) W. Fox
                                            Title: Chief Financial Officer